Exhibit 99.1

P.F. CHANG’S EARNS $0.40 PER SHARE

SCOTTSDALE, Arizona, February 16, 2005 – P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $10.7 million for the fourth quarter ended January 2, 2005 compared to $6.9 million in the fourth quarter of the prior year. Earnings per share for the fourth quarter increased to $0.40 from $0.26 in the fourth quarter of the prior year. The company had an additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is included in the fourth quarter earnings amounts noted above.

(000 except per share data)	4Q04	3Q04	4Q03
Revenues	$199,270	$174,013	$146,133
Net Income	$10,684	$8,327	$6,867
Diluted Earnings Per Share	$0.40	$0.31	$0.26
Shares Used in EPS calculation	26,786	26,589	26,402

2005 Expectations

The company anticipates opening 18 new Bistro units and 26 new Pei Wei units in 2005. Based on this development schedule, and modest revenue growth from existing stores of 1 to 2%, the company expects consolidated revenues of $822 million, net income of $42 million and earnings per share of $1.55. The 2005 expectations exclude the impact of expensing stock options beginning in the third quarter of 2005, as the company is still in the process of evaluating what the impact will be. Additionally, like many other retail and restaurant establishments as of late, the company is in the process of evaluating the potential impact of certain changes to its lease accounting practices. Currently, the company believes that any changes that may result from a change in lease accounting will not have a material impact on the company’s current or previously reported net income or net cash flows. Any such changes that may be required as a result of these lease related items have not been reflected in our reported 2004 numbers included within this release or our 2005 forecast. The company will release its first quarter 2005 revenue results on April 6, 2005 and its first quarter 2005 earnings results on April 27, 2005.

The company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results as well as an outlook for fiscal 2005. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.

P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.

The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities and labor; changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the company’s recent SEC filings. In addition, the supplemental sales information is provided to investors to help gauge the company’s performance and is not indicative of future results.

Contact:	P.F. Chang’s China Bistro, Inc.	(602) 957-8986
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Bert Vivian	bertv@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Preliminary and Unaudited)

	14 Weeks Ended	13 Weeks Ended	13 Weeks Ended
	Jan 2	Sep 26	Dec 28
	2005	2004	2003

Revenues	$199,270	$174,013	$146,133
Cost of sales	57,157	48,854	41,872
Labor	64,235	56,224	46,819
Partner bonus	508	456	377
Operating	28,430	24,769	20,109
Occupancy	11,188	9,944	7,812

Restaurant operating profit	37,752	33,766	29,144
General & administrative	8,785	8,910	7,744
Depreciation & amortization	7,117	6,526	5,386
Preopening expenses	2,181	2,016	2,867
Partner investment expense	1,615	1,675	906

Income from operations	18,054	14,639	12,241
Interest (expense) income and other income	374	91	76
Minority interests	(2,831)	(2,574)	(1,965)

Income before provision for income taxes	15,597	12,156	10,352
Provision for income taxes	(4,913)	(3,829)	(3,485)

Net income	$10,684	$8,327	$6,867

Basic net income per share	$0.41	$0.32	$0.27
Diluted net income per share	$0.40	$0.31	$0.26
Shares used in calculation of basic EPS	25,977	25,768	25,491
Shares used in calculation of diluted EPS	26,786	26,589	26,402

	Percentage of Revenues
	Jan 02	Sep 26	Dec 28
	2005	2004	2003

Revenues	100.0%	100.0%	100.0%
Cost of sales	28.7%	28.1%	28.7%
Labor	32.2%	32.3%	32.0%
Partner bonus	0.3%	0.3%	0.3%
Operating	14.3%	14.2%	13.8%
Occupancy	5.6%	5.7%	5.3%

Restaurant operating profit	18.9%	19.4%	19.9%
General & administrative	4.4%	5.1%	5.3%
Depreciation & amortization	3.6%	3.8%	3.7%
Preopening expenses	1.1%	1.2%	2.0%
Partner investment expense	0.8%	1.0%	0.6%

Income from operations	9.1%	8.4%	8.4%
Interest (expense) income and other income	0.2%	0.1%	0.1%
Minority interests	-1.4%	-1.5%	-1.3%

Income before provision for income taxes	7.8%	7.0%	7.1%
Provision for income taxes	-2.5%	-2.2%	-2.4%

Net income	5.4%	4.8%	4.7%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Income
(In thousands, except per share amounts)
(Preliminary and Unaudited)

	53 Weeks Ended	52 Weeks Ended
	Jan 2	Dec 28
	2005	2003

Revenues	$706,941	$539,917
Cost of sales	200,736	152,788
Labor	231,575	174,989
Partner bonus	1,750	1,439
Operating	99,528	73,660
Occupancy	39,801	30,559

Restaurant operating profit	133,551	106,482
General & administrative	34,738	28,768
Depreciation & amortization	25,658	19,255
Preopening expenses	7,847	8,654
Partner investment expense	17,671	4,196

Income from operations	47,637	45,609
Interest (expense) income and other income	612	466
Minority interests	(10,078)	(7,887)

Income before provision for income taxes	38,171	38,188
Provision for income taxes	(11,218)	(12,800)

Net income	$26,953	$25,388

Basic net income per share	$1.05	$1.00
Diluted net income per share	$1.01	$0.97
Shares used in calculation of basic EPS	25,727	25,345
Shares used in calculation of diluted EPS	26,575	26,250

	Jan 2	Dec 28
	2005	2003

Revenues	100.0%	100.0%
Cost of sales	28.4%	28.3%
Labor	32.8%	32.4%
Partner bonus	0.2%	0.3%
Operating	14.1%	13.6%
Occupancy	5.6%	5.7%

Restaurant operating profit	18.9%	19.7%
General & administrative	4.9%	5.3%
Depreciation & amortization	3.6%	3.6%
Preopening expenses	1.1%	1.6%
Partner investment expense	2.5%	0.8%

Income from operations	6.7%	8.4%
Interest income and other income	0.1%	0.1%
Minority interests	-1.4%	-1.5%

Income before provision for income taxes	5.4%	7.1%
Provision for income taxes	-1.6%	-2.4%

Net income	3.8%	4.7%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Preliminary and Unaudited)

	14 Weeks Ended January 2, 2005

	Total	Bistro	Pei Wei

Revenues	$199,270	$169,695	$29,575
Cost of sales	57,157	48,660	8,497
Labor	64,235	54,285	9,950
Partner bonus	508	472	36
Operating	28,430	23,984	4,446
Occupancy	11,188	9,359	1,829

Restaurant operating profit	37,752	32,935	4,817
General & administrative	8,785	7,192	1,593
Depreciation & amortization	7,117	5,979	1,138
Preopening expenses	2,181	1,715	466
Partner investment expense	1,615	1,375	240

Income from operations	18,054	16,674	1,380
Interest (expense) income and other income	374	374	—
Minority interests	(2,831)	(2,535)	(296)

Income before provision for income taxes	15,597	14,513	1,084

Provision for income taxes	(4,913)

Net income	$10,684

Basic net income per share	$0.41
Diluted net income per share	$0.40
Shares used in calculation of basic EPS	25,977
Shares used in calculation of diluted EPS	26,786

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	28.7%	28.7%	28.7%
Labor	32.2%	32.0%	33.6%
Partner bonus	0.3%	0.3%	0.1%
Operating	14.3%	14.1%	15.0%
Occupancy	5.6%	5.5%	6.2%

Restaurant operating profit	18.9%	19.4%	16.3%
General & administrative	4.4%	4.2%	5.4%
Depreciation & amortization	3.6%	3.5%	3.8%
Preopening expenses	1.1%	1.0%	1.6%
Partner investment expense	0.8%	0.8%	0.8%

Income from operations	9.1%	9.8%	4.7%
Interest (expense) income and other income	0.2%	0.2%	0.0%
Minority interests	-1.4%	-1.5%	-1.0%

Income before provision for income taxes	7.8%	8.6%	3.7%

Provision for income taxes	-2.5%

Net income	5.4%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information
(In thousands, except per share amounts)
(Preliminary and Unaudited)

	53 Weeks Ended January 2, 2005

	Total	Bistro	Pei Wei

Revenues	$706,941	$611,468	$95,473
Cost of sales	200,736	173,128	27,608
Labor	231,575	199,722	31,853
Partner bonus	1,750	1,630	120
Operating	99,528	85,073	14,455
Occupancy	39,801	33,592	6,209

Restaurant operating profit	133,551	118,323	15,228
General & administrative	34,738	28,595	6,143
Depreciation & amortization	25,658	21,804	3,854
Preopening expenses	7,847	5,774	2,073
Partner investment expense	17,671	15,075	2,596

Income from operations	47,637	47,075	562
Interest income and other income	612	612	—
Minority interests	(10,078)	(9,177)	(901)

Income before provision for income taxes	38,171	38,510	(339)

Provision for income taxes	(11,218)

Net income	$26,953

Basic net income per share	$1.05
Diluted net income per share	$1.01
Shares used in calculation of basic EPS	25,727
Shares used in calculation of diluted EPS	26,575

	Percentage of Revenues

	Total	Bistro	Pei Wei

Revenues	100.0%	100.0%	100.0%
Cost of sales	28.4%	28.3%	28.9%
Labor	32.8%	32.7%	33.4%
Partner bonus	0.2%	0.3%	0.1%
Operating	14.1%	13.9%	15.1%
Occupancy	5.6%	5.5%	6.5%

Restaurant operating profit	18.9%	19.4%	16.0%
General & administrative	4.9%	4.7%	6.4%
Depreciation & amortization	3.6%	3.6%	4.0%
Preopening expenses	1.1%	0.9%	2.2%
Partner investment expense	2.5%	2.5%	2.7%

Income from operations	6.7%	7.7%	0.6%
Interest income and other income	0.1%	0.1%	0.0%
Minority interests	-1.4%	-1.5%	-0.9%

Income before provision for income taxes	5.4%	6.3%	-0.4%

Provision for income taxes	-1.6%

Net income	3.8%

Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro

Supplemental Sales Information

Year of Unit Opening (1)

	Pre-1998	1998	1999	2000	2001	2002	2003	2004	Total

Units	13	10	13	16	13	14	18	18	115

Sales (000)

1Q04	21,212	15,241	18,758	23,801	19,194	17,970	24,724	3,901	144,799
2Q04	20,898	14,962	18,803	23,680	18,573	17,340	24,114	8,842	147,211
3Q04	20,591	15,185	19,036	23,974	18,258	17,293	24,285	11,142	149,764
4Q04	22,459	16,296	20,536	25,749	19,912	18,908	25,640	20,196	169,695
2004	85,159	61,683	77,133	97,203	75,936	71,511	98,762	44,082	611,468

Average Weekly Sales (AWS)

1Q04	125,514	117,235	110,996	114,427	113,573	98,734	105,656	95,145	111,213
2Q04	123,655	115,091	111,261	113,844	109,898	95,276	103,049	93,074	108,562
3Q04	121,838	116,805	112,637	115,260	108,037	95,018	103,781	92,086	108,367
4Q04	123,402	116,398	112,832	114,949	109,404	96,469	101,747	93,937	107,880
2004	123,598	116,382	111,949	114,626	110,212	96,376	103,524	93,394	108,938

Year-Over-Year Change in AWS (3)

1Q04	2.7%	0.4%	3.7%	6.1%	5.7%	3.9%	-21.7%	—	1.4%
2Q04	1.3%	-0.1%	2.6%	3.3%	3.6%	4.5%	-14.0%	—	-0.5%
3Q04	1.2%	2.2%	5.2%	4.2%	4.4%	6.5%	-5.9%	—	0.9%
4Q04	2.1%	0.1%	4.3%	2.3%	0.9%	3.2%	-5.9%	—	-1.4%
2004	1.8%	0.7%	3.9%	4.0%	3.7%	4.5%	-7.9%	—	-2.0%

Year-Over-Year Change Comp Store Sales (2) (3)

Units	13	10	13	16	13	14	7	—	86

1Q04	2.7%	0.4%	3.7%	6.1%	5.7%	6.7%	—	—	4.2%
2Q04	1.3%	-0.1%	2.6%	3.3%	3.6%	5.0%	-13.0%	—	2.5%
3Q04	1.2%	2.2%	5.2%	4.2%	4.4%	6.5%	-1.7%	—	3.6%
4Q04	2.1%	0.1%	4.3%	2.3%	0.9%	3.2%	-1.1%	—	2.0%
2004	1.8%	0.7%	3.9%	4.0%	3.7%	5.2%	-2.1%	—	3.0%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

(3)	The 53rd week of fiscal 2004 has been excluded for comparative purposes.

Pei Wei Asian Diner

Supplemental Sales Information

Year of Unit Opening (1)

	2000	2001	2002	2003	2004	Total

Units	1	4	11	17	20	53

Sales (000)

1Q04	873	2,297	5,918	8,935	1,234	19,257
2Q04	864	2,203	5,750	8,758	4,816	22,391
3Q04	834	2,094	5,583	8,853	6,886	24,249
4Q04	945	2,332	6,151	9,486	10,661	29,575
2004	3,517	8,926	23,402	36,031	23,597	95,473

Average Weekly Sales (AWS)

1Q04	67,145	44,170	41,385	40,427	41,147	41,954
2Q04	66,490	42,368	40,210	39,628	43,388	41,466
3Q04	64,145	40,263	39,042	40,059	40,985	40,618
4Q04	67,526	41,649	39,943	39,857	41,002	40,963
2004	66,349	42,104	40,141	39,990	41,470	41,188

Year-Over-Year Change in AWS (3)

1Q04	1.7%	-2.3%	4.1%	-21.4%	—	-4.7%
2Q04	4.1%	-0.3%	1.8%	-23.2%	—	-6.5%
3Q04	3.9%	-0.2%	1.2%	-14.5%	—	-4.9%
4Q04	7.3%	2.6%	3.4%	-0.9%	—	1.3%
2004	4.2%	-0.1%	2.6%	-10.9%	—	-3.3%

Year-Over-Year Change Comp Store Sales (2) (3)

Units	1	4	11	8	—	24

1Q04	1.7%	-2.3%	3.4%	—	—	1.6%
2Q04	4.1%	-0.3%	1.8%	-2.7%	—	1.3%
3Q04	3.9%	-0.2%	1.2%	0.5%	—	1.0%
4Q04	7.3%	2.6%	3.4%	3.7%	—	3.6%
2004	4.2%	-0.1%	2.4%	2.1%	—	2.0%

(1)	Includes all restaurants opened in the period indicated.

(2)	A unit becomes comparable in the eighteenth month of operation.

(3)	The 53rd week of fiscal 2004 has been excluded for comparative purposes.

Reconciliation of fiscal 2003 52-week year to fiscal 2004 53-week year

Bistro

Year-Over-Year Change in AWS

	Pre-1998	1998	1999	2000	2001	2002	2003	2004	Total

Units	13	10	13	16	13	14	18	18	115

4Q04	3.9%	1.8%	6.4%	4.4%	3.3%	5.8%	-3.7%	—	0.7%
2004	2.3%	1.1%	4.5%	4.5%	4.2%	5.1%	-7.2%	—	0.6%

Year-Over-Year Change Comp Store Sales

Units	13	10	13	16	13	14	7	—	86

4Q04	11.9%	9.6%	14.6%	12.4%	11.3%	13.9%	10.2%	—	12.2%
2004	4.2%	3.0%	6.5%	6.5%	6.3%	8.2%	3.7%	—	5.7%

Pei Wei

Year-Over-Year Change in AWS

	2000	2001	2002	2003	2004	Total

Units	1	4	11	17	20	53

4Q04	8.4%	3.8%	4.1%	0.0%	—	2.2%
2004	4.5%	0.2%	2.8%	-10.7%	—	-3.0%

Year-Over-Year Change Comp Store Sales

Units	1	4	11	8	—	24

4Q04	16.8%	11.8%	12.2%	13.1%	—	12.7%
2004	6.5%	2.1%	4.7%	7.6%	—	4.8%

The Company’s 2003 fiscal year was 52 weeks long, and its 2004 fiscal year was 53 weeks long. Management believes that the presentation on the previous pages of the year-over-year changes in average weekly sales and comp store sales for the 4th Quarter of 2004 and the entire year 2004 excluding the 53rd week in the 4th Quarter of 2004 is a more meaningful and useful gauge of the Company’s performance because it makes consistent the length of the periods on which the comparison is based. The information set forth above is a reconciliation of the year-over-year changes in average weekly sales and comp store sales for the periods indicated including the 53rd week to the amounts provided on the previous pages.

P.F. Chang’s China Bistro, Inc.

Development Schedule

	P. F. Chang’s China Bistro

	1Q05	2Q05	3Q05	4Q05

Units opened	1
Units under construction	1	5	3
Units in development			3	5
Units closed	(1)

Total new unit development	1	5	6	5

Existing units	115	116	121	127

Total units	116	121	127	132

	Pei Wei Asian Diner

	1Q05	2Q05	3Q05	4Q05

Units opened	1
Units under construction		4
Units in development		5	8	8

Total new unit development	1	9	8	8

Existing units	53	54	63	71

Total units	54	63	71	79